Hometap Transaction Asset Depositor CF LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“CF HT Assets LLC”). In connection with the securitization identified as (“HTAP 2025-1”) (the “Securitization”), the due diligence review included a total of 492 originated Home Equity Investments (HEI) in the final population. The Review was conducted January 2025 through February 2025 on HEIs originated between April 2024 and November 2024.

Sample size of assets reviewed

The due diligence review consisted of a 20% random sample initial population of 492 HEIs reviewed out of the initial population of 2458 HEIs. The final sampled population was 492 HEIs with an aggregate HEI Investment Amount of $56,549,435.00.

Determination of sample size and computation

The sample population size was determined by MaxDiligence’s client and MaxDiligence then selected a random sample of HEIs for review. The Review was conducted with the sample size criteria consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. MaxDiligence does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed HEIs within the overall securitization population.

Scope of Review

Credit Review

MaxDiligence performed an Underwriting Guideline and Underwriting Document Review to verify compliance with guidelines in effect at the time of HEI origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEIs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Underwriting Guideline Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Amount

b)	Investment Size >= Minimum Investment Amount
c)	Hometap Up Share
d)	Hometap Down Share
e)	Term Length
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Beginning Home Value Present
i)	Property Condition
j)	Total Debt on Home
k)	CLTV
l)	Credit Score (if applicable)
m)	Lien Position
n)	Foreclosures
o)	Bankruptcies
p)	Identity
q)	Home Insurance Policy
r)	Judgements

The Underwriting Document Review attempted to confirm the following:

1.	Credit Documents

Maxwell reviewed the HEI file to confirm that the documents below, to the extent applicable to the HEI, are included in the HEI file and complete:

a)	Application
b)	Underwriting summary
c)	Lender Approval (evidence may reside in File Worksheet, email or system notes)
d)	Credit report, if applicable
e)	Home Insurance Policy
f)	Title Report
g)	Property Valuation present with property valuation tools provided in the file

Property Review

MaxDiligence reviewed the valuation products provided to ensure the valuation meet the Client guidelines, and performed a “Property Review,” which included the following:

1.	Each Underwriting Document Review includes an “Appraisal or AVM Review,” which means that Service Provider will perform a review of the property appraisal or AVM provided by Client in connection with the HEIs to do the following:

a)	Determine whether the Beginning Home Value is supported at or within a negative 10% variance based on a third-party valuation product that is in the originator’s HEI file package (AVM, CDA, BPO, Field Review or Second Appraisal). If the third-party valuation product is received but notes a variance greater than a negative 10% or an inconclusive value, an additional valuation product should be ordered.
b)	Determine whether the property meets Client-supplied eligibility requirements.
c)	Confirm the appraisal is made on an “As Is” basis if required under the applicable Underwriting Guidelines.

d)	Review appraisal data for consistency with the HEI file documentation
e)	Validate that zoning is acceptable per Guidelines
f)	Confirm that the process to arrive at a Beginning Home Value was followed in a manner consistent with the Underwriting Guidelines.

Compliance Review

MaxDiligence performed a limited review which consisted primarily of the Closing Documents. The review did not include regulatory compliance review of disclosures or points and fees tests for Federal, State, and local regulatory requirements as they are not applicable.

1.	Maxwell reviewed the contract files to verify whether all contract approval conditions, origination requirements and disclosures required by the underwriter were satisfied and the information contained in the closing documents, including the application, senior mortgage statements (if applicable), credit report (if applicable) and settlement statement (referred to as the “Investment Disclosure” in the HEI file), is consistent with the underwriting decision and final terms of such HEI. For avoidance of doubt, the following files will be reviewed to confirm their existence and consistency with the data tape provided:

a)	Application
b)	Senior Mortgage Statements
c)	Credit Report (if applicable)
d)	Identification
e)	Option Purchase Agreement
f)	Trust Documents (as applicable)
g)	Proof of Rental Income (as applicable)

Title Lien Review

Not Applicable

Data Discrepancy

As part of the Credit and Property Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Borrower 1 Age at Application	9	492	1.83%
Closing/Settlement Date	1	492	0.20%
CLTV	1	492	0.20%
Maturity Date	1	492	0.20%
Property Address	6	492	1.22%
Property Type	70	492	14.23%
Property Zip Code	1	492	0.20%
Qualifying FICO	1	492	0.20%
Total Other Liens	1	492	0.20%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 98.37% of the pool receiving an Overall “A” grade.

Final HEI Grades

Overall HEI Results:
Event Grade	HEI Count	Percent of HEIs
A	484	98.37%
B	8	1.63%
C	0	0.00%
D	0	0.00%
Total	492	100.00%

Credit Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	491	99.80%
B	1	0.20%
C	0	0.00%
D	0	0.00%
Total	492	100.00%

Property Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	485	98.58%
B	7	1.42%
C	0	0.00%
D	0	0.00%
Total	492	100.00%

Compliance Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	492	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	492	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEI may have carried more than one exception. In such cases, the exception with the lowest grade would drive the HEI grade for that particular area of the review. The overall HEI grade is the lowest grade for any one particular review scope (ex. a HEI with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall HEI Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Approval/Underwriting Summary Not Provided	1
		Borrower 2 Credit Report is Missing	1
		Condo - Documentation	1
		Credit Documentation - Mortgage History	5
		Credit Profile - Mortgage Payment History	5
		Credit Profile - Other	1
		FEMA Declared Disaster Area Post Closing Review	1
		Final Settlement Statement Missing.	1
		Hazard Insurance - Other Insurance Incomplete	1
		Hazard Insurance Coverage Amount is less than Required Coverage Amount	2
		Hazard Insurance Policy is Missing	1
		Liabilities - Payoff Missing	4
		Liabilities - REO	2
		No Credit Findings	449
		Program Parameters - Guidelines Conformity	1
		Title - Lien Position	1
		Title - Ownership Issue	1
		Title Commitment - Other	1
		Title Document Missing	7
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Total Credit Grade (A) Exceptions	487
Credit	B	Credit Documentation - Mortgage History	1
		Total Credit Grade (B) Exceptions	1
Property	A	Appraisal - Other	1
		Missing Doc - 3rd Party Valuation Product/Missing	2
		No Property Findings	468
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Value - AVM/BPO/Desk Review did not support Value within -10%	12
		Total Property Grade (A) Exceptions	484
Property	B	Value - AVM/BPO/Desk Review did not support Value within -10%	7
		Total Property Grade (B) Exceptions	7
Compliance	A	No Compliance Findings	1
		No Compliance Tests Performed	1
		No Compliance Tests performed HEI/HEA review	490
		Total Compliance Grade (A) Exceptions	492

Event Grade Definitions:

Final HEI Grade
A	HEI meets Client Guidelines
B	The HEI substantially meets published Client guidelines, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets Client guidelines.
C	The HEI does not meet the Client guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet Client guidelines.
D	HEI is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEI meets the Client guidelines without any exceptions.
B	The HEI substantially meets the Client guidelines but reasonable compensating factors were considered and documented for exceeding Client guidelines.
C	The HEI does not substantially meet the Client guidelines. There are not sufficient compensating factors that justify exceeding the Client guidelines.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Property Event Grades
A	The value is supported within a negative 10% tolerance of the Beginning Home Value by a third-party valuation product that is in the originators HEI file package or ordered by the Service Provider (AVM, CDA, BPO, Field Review or Second Appraisal).
B	The value is not supported within a negative 10% tolerance of the Beginning Home Value by a third-party valuation product. The valuation methodology substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for Client Guidelines.
C	The value is not supported within a negative 10% tolerance of the Beginning Home Value. The valuation methodology did not meet the Client Guidelines and there were not sufficient compensating factors for exceeding Client Guidelines.
D	There was not sufficient documentation to perform a review, or the required valuation products were not furnished.

Compliance Event Grades
A	The legal documents accurately reflect the agreed upon HEI terms and are executed by all applicable parties.
B	The legal documents contain variances but materially accurately reflect the agreed upon HEI terms and are executed by all applicable parties. Client review required.
C	The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEI terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.